UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2006

BIDZ.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51257	95-4728109
(State or other jurisdiction of		(IRS Employer
incorporation or organization)	(Commission File Number)	Identification Number)

3562 Eastham Drive Culver City, California	90232
(Address of principal executive offices)	(Zip Code)

310-280-7373
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2006, Garry Y. Itkin resigned from the Board of Directors of Bidz.com, Inc.  Mr. Itkin cited his inability to devote sufficient time to his duties as a director as the basis for his decision to resign from the Board.

Mr. Itkin was a member of the Company’s audit, compensation and governance and nominating committees of the Board.

A copy of Mr. Itkin’s letter to the Company, dated December 18, 2006, is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)          Not applicable

(b)         Not applicable

(c)          Not applicable

(d)         Exhibits

                99.1   Resignation Dated December 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2006	BIDZ.COM, INC.

	By:	/s/ Lawrence Kong
Lawrence Kong
Chief Financial Officer